                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 27, 2007

                        Farmers & Merchants Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Ohio                        000-14492                 34-1469491
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

   307-11 N. Defiance, Archbold, Ohio                                    43502
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On November 27, 2007, the following executive officers entered into Change in Control Agreements (the "Agreements") with the Company: Paul S. Siebenmorgen, the Company's President and Chief Executive Officer; Barbara J. Britenriker, the Company's Executive Vice President and Chief Financial Officer; Edward A. Leininger, the Company's Executive Vice President and Chief Operating Officer; Rex D. Rice, Executive Vice President and Senior Commercial Loan Officer of the Company's wholly-owned commercial bank subsidiary, The Farmers & Merchants State Bank; and James Burkhart, the Company's Senior Vice President of Operations and Information Technology. In general, the Agreements: (i) prohibit a reduction in each of the respective officer's compensation for the two-year period following a Change of Control of the Company; and (ii) provide both for the payment of One Year of Compensation and a twelve month continuation of certain benefit arrangements in the event the respective officer is terminated or resigns under certain circumstances prior to or following a Change in Control. The terms "Change in Control" and "One Year of Compensation" are each defined under the Agreements. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreements, form copies of which are provided herewith as Exhibits 10.1 through 10.5.

     With respect to Ms. Britenriker and Messrs. Siebenmorgen, Leininger and Rice, the Agreements supersede the change in control agreements that were executed by and between The Farmers & Merchants State Bank and each of the respective officers on February 18, 2005. The Company filed a Form 8-K with the Commission regarding these prior arrangements on February 22, 2005. The Agreement between the Company and Mr. Burkhart supersedes a prior agreement executed between Mr. Burkhart and The Farmers & Merchants State Bank on June 27, 2005, a Form 8-K with respect to which was filed with the Commission on July 20, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following are provided as exhibits to this Current Report on Form 8-K:

Number   Exhibit
------   -------
 10.1    Change in Control Agreement executed by and between the Company and
         Paul S. Siebenmorgen on November 27, 2007

 10.2 Change in Control Agreement executed by and between the Company and Barbara J. Britenriker on November 27, 2007

 10.3 Change in Control Agreement executed by and between the Company and Edward A. Leininger on November 27, 2007

 10.4    Change in Control Agreement executed by and between the Company and Rex
         D. Rice on November 27, 2007

 10.5 Change in Control Agreement executed by and between the Company and James Burkhart on November 27, 2007

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        FARMERS & MERCHANTS BANCORP, INC.
                                        (Registrant)

Dated: November 30, 2007


                                        By /s/ Paul S. Siebenmorgen
                                           -------------------------------------
                                           Paul S. Siebenmorgen
                                           President & Chief Executive Officer


                                        By /s/ Barbara J. Britenriker
                                           -------------------------------------
                                           Barbara J. Britenriker
                                           Executive Vice President &
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
 Number   Description of Exhibit
-------   ----------------------
  10.1    Change in Control Agreement executed by and between the Company and
          Paul S. Siebenmorgen on November 27, 2007

  10.2 Change in Control Agreement executed by and between the Company and Barbara J. Britenriker on November 27, 2007

  10.3 Change in Control Agreement executed by and between the Company and Edward A. Leininger on November 27, 2007

  10.4 Change in Control Agreement executed by and between the Company and Rex D. Rice on November 27, 2007

  10.5 Change in Control Agreement executed by and between the Company and James Burkhart on November 27, 2007


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